STANDARD OFFICE LEASE

1.       BASIC LEASE PROVISIONS ("BASIC LEASE PROVISIONS")

         1.1 PARTIES: This Lease, dated, for reference purposes only, February 3, 1997, is between National Life Insurance Company, a Vermont corporation ("Landlord"), and Radio One, Inc., a Delaware corporation ("Tenant"), doing business under the same name ("Tenant").

         1.2 PREMISES: Suite Number(s) Suite 100, 720 and 800, on the first, seventh and eighth floors, consisting of 17,175 rentable square feet, more or less, as shown on Exhibit A hereto (the "Premises").

         1.3 BUILDING: The building is located at 5930 Princess Garden Parkway in the City of Lanham, County of Prince George's, State of Maryland, as defined in paragraph 2.

         1.4      USE:  Radio  broadcasting  and  general  office,   subject  to
                  paragraph 6.

         1.5      TERM:   The  Term  shall   commence   on   February   3,  1997
                  ("Commencement Date") and end on December 31, 2011.

         1.6 BASE RENT: Annual base rent is payable in twelve equal installments on the 1st day of each month, per paragraph 4.1, but subject to increase upon the following dates after the Rent Commencement Date (as defined in Section 3.3), and shall be calculated by multiplying the number of square feet comprising the Premises by the following numbers:


                    Year l:
                             Months 1 through 6     $11.00 per square foot
                             Months 7 through 12    $12.00 per square foot
                    Year 2:                         $13.50 per square foot
                    Years 3 through 15:             4% annual increases on
                                                    January 1, 1999 and on
                                                    each January 1st thereafter.


         1.7 ADDITIONAL RENT: All monetary obligations of Tenant to Landlord under the terms of this Lease, including but not limited to any expenses payable by Tenant hereunder, shall be deemed to be rent.

         1.8 BASE YEAR: For purposes of calculating real estate tax escalations the base year represents the period July 1, 1997 to June 30, 1998.

         1.9 BASE RENT PAID UPON EXECUTION: Fifteen thousand Seven Hundred Forty Three and 75/100 dollars ($15,743.75) for the first month of rent.

         1.10 SECURITY DEPOSIT: Fifteen thousand Seven Hundred Forty Three and 75/100 dollars ($15,743.75).

         1.11 TENANT'S SHARE OF REAL ESTATE TAX ESCALATION: 22.2% as defined in paragraph 4.2.

         1.12     PARKING:   Tenant   shall  be  entitled  to  parking  for  3.5
                  automobiles per 1,000 square feet leased, subject to paragraph 2.2.

         1.13     PROCURING BROKER: None

         1.14: COOPERATING BROKER: None. A "cooperating broker" is defined as any broker other than the Listing Broker entitled to a share of any commission arising under this Lease.

         1.15 LANDLORD ALTERATIONS, IMPROVEMENTS OR ADDITIONS: Landlord will not be making any alterations, improvements or additions to the Premises in conjunction with this Lease.

         1.16 STORAGE SPACE LICENSE. Landlord shall provide Tenant a revocable license to use storage space in the Building, in a location to be determined by Landlord and reasonably acceptable to Tenant, and subject to availability, of approximately 500 square feet of space, and at a storage rental rate equal to $0.00 per square foot. Landlord shall have the unilateral right to terminate Tenant's license to use such storage space, at any time, or from time to time by providing Tenant with fifteen (15) days' prior written notice.

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 PREMISES: The Premises are a portion of the Building, as more particularly identified in paragraph 1.2 of the Basic Lease Provisions (the "Premises"). The Premises, the Building, the Common Areas, as defined in paragraph 2.3, the land upon which the same are located, along with all other non-tenanted, non-occupied buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project". Landlord hereby leases the Premises to Tenant and Tenant leases the Premises from Landlord for the term, at the rental, and upon all of the conditions set forth herein, including non-exclusive rights to the Common Areas as herein specified.

Standard Office Lease between                                Initials: _________
National Life Insurance Company, Landlord, and               Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 1                                                       53181002.441


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         2.2 VEHICLE PARKING.  So long as Tenant is not in default,  and subject to the rules and regulations attached hereto, and as established by Landlord from time to time. Tenant shall be entitled to (1) ten (10) reserved spaces in the front of the Building, substantially as set forth in exhibit B hereto, (2) ten (10) reserved spaces in the rear of the Building, substantially as set forth in Exhibit B hereto, and (3) additional non-exclusive, unreserved parking in the Office Building Project, on a first-come, first served basis, provided that the number of unreserved parking spaces, when added to the number of reserved spaces provided herein, do not exceed in the aggregate the number of parking spaces permitted by the parking ratio specified in paragraph 1.12 of the Basic Lease Provisions at the monthly rate applicable from time to time, consistent with market parameters, for monthly parking as set by Landlord and or its licensee.

                  2.2.1 If Tenant commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

         2.3 COMMON AREAS - DEFINITION. The term "Common areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant its permitted subtenants and other lessees of the Office Building Project and their invitees. As used in this Lease, the term "invitees" means the employees, visitors, suppliers, shippers and customers of Landlord, Tenant and other lessees of the Office Building Project. The Common Areas include, but are not limited to, common entrances, lobbies, corridors, stairways and stairwells, public rest rooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, parkways, ramps, driveways, landscaped areas and decorative walls.

         2.4 COMMON AREAS - RULES AND REGULATIONS. Tenant agrees to abide by and conform to the rules and regulations attached hereto as Exhibit C with respect to the Office Building Project, and to cause its invitees to so abide and conform. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Landlord shall not be responsible to Tenant for the noncompliance with said rules and regulations by other lessees of the Office Building Project or their invitees. Landlord shall not discriminate against the Tenant in the enforcement of the rules and regulations. In the event of any inconsistency between the Lease and the rules, the Lease shall govern.

         2.5 COMMON AREAS - CHANGES. Landlord shall have the right, in Landlord's sole discretion, from time to time:

                  (a) To make changes to the Building interior and exterior and the Common areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law, and so long as such changes cause no material and permanent adverse effect on access or amenities; provided, however, Tenant shall be provide reasonable access to the Premises at all times.

                  (b)  To  close   temporarily  any  of  the  Common  Areas  for
maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land and improvements outside the present or future boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                  (d) To add additional buildings and improvements to the Common areas, subject to the provisions of paragraph 40.2 of this Lease;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project or any portion thereof;

                  (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and the other portions of the Office Building Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

3.       TERM.


         3.1 TERM. The Term and the Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

         3.2 POSSESSION TENDERED; DELAY IN POSSESSION. Possession of the Premises (other than Suite 110) shall be tendered to Tenant by Landlord on or before February 1, 1997 ("Tender of Possession"); and possession of Suite 110 shall be tendered on or before March 20, 1997. After Tender of Possession, Tenant shall perform, at Tenant's sole cost and expense, all tenant improvements to the Premises, subject to the provisions of Paragraph 7.3. Notwithstanding said tender of possession, if for any reason Landlord connot deliver possession of the Premises to Tenant on said dates and subject to paragraph 3.3. Landlord shall not be subject to any liability therefor, nor

Standard Office Lease between                                Initials: _________
National Life Insurance Company, Landlord, and               Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 2                                                       53181002.441
shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof. There shall be no abatement of Rent, to the extent of any delays caused by acts or omissions of Tenant, Tenant's agents, employees and contractors.

         3.3 RENT COMMENCEMENT DATE - DEFINED. Tenant shall be obligated to commence payment of Rent to Landlord, without abatement, offset or deduction, on the date which is ten (10) days after the date of Substantial Completion (as hereafter defined), which date of Substantial Completion shall be separately calculated (as provided below) for (a) suites 720 and 800, consisting of 13,124 rentable square feet (the "Office Suite"), and (b) suite 100, consisting of 4,051 rentable square feet (the "Broadcast Suite"). "Substantial Completion" of the Office Suite shall be defined as the date the improvements to the Office Suite are substantially complete and are available for occupancy by Tenant; provided, however, if Tenant occupies the Office Suite for the conduct of Tenant's business prior to substantial completion, then notwithstanding such partial completion the Office Suite shall be deemed substantially complete, provided further, that in no event shall the date of Substantial Completion of the Office Suite be later than the earlier of May 1, 1997 plus the number of days that work on the Office Suite was stopped as a result of an action described in the second sentence of Paragraph 19 hereof or July 1, 1997. "Substantial Completion" of the Broadcast Suite shall be defined as the date the improvements to the Broadcast Suite are substantially complete, and are available for occupancy by Tenant; provided, however, if Tenant occupies the Broadcast Suite for the conduct of Tenant's business prior to substantial completion, then notwithstanding such partial completion the Broadcast Suite shall be deemed substantially complete. Notwithstanding anything herein to the contrary, if Tenant has not achieved Substantial Completion of the Broadcast Suite not later than July 31, 1997, Substantial Completion of the Broadcast Suite shall be deemed to have occurred on July 31, 1997. The "Rent Commencement Date" shall be deemed for the purposes of this Lease, and the increases in Rent provided in Paragraph 1.6 to be the first day of the first month after Substantial Completion of the Office Suite or the Broadcast Suite, whichever is first to occur, but in no event later than August 1, 1997. Notwithstanding the foregoing, the termination date will not be amended and will remain December 31, 2011.



4.       RENT.


         4.1 BASE RENT. Subject to the future increases contemplated in Paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Tenant shall pay Landlord the Base Rent set forth in Paragraph 1.6 of the Basic lease Provision, without abatement, offset or deduction. Tenant shall pay Landlord upon execution of this Lease the advance Base Rent described in Paragraph 1.9 of the Basic Lease Provisions. Rent for any period during the term which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or/at such other places as Landlord may designate in writing.

         4.2      REAL ESTATE TAX ESCALATION.

         (a)      For the purposes of this Lease.

                  (i) The term "real estate taxes" means all taxes, rates and assessments, general and special levied or imposed with respect to the land, Building and improvements constructed thereon of which the Premises are a part, including all taxes, rates and assessments, general and special levied or imposed for school, public betterment, general or local improvements and taxes imposed in connection with any special taxing district. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on said land, Building and improvements, and/or on Landlord, in substitution for real estate taxes presently levied or imposed on immovables in the jurisdiction where the property is located, then any such new tax or levy shall be included within the term "real estate taxes".

                  (ii) The term "base real estate taxes" means the assessed value of the land, Building and improvements, multiplied by the then current rate, for the tax year commencing July 1, 1997. The current real estate tax year is for the twelve (12) month period from July 1, 1997 to June 30, 1998.

                  (iii) The term "real estate tax year" means each successive twelve-month (12) period following and corresponding to the period for which the base real estate taxes are established, irrespective of the period or periods which may from time to time in the future be established by competent authority for the purposes of levying or imposing real estate taxes.

         (b) Each year Tenant shall pay to Landlord with thirty (30) days after demand in writing therefor (accompanied by a statement showing computation of Tenant's share of such increase), as additional rent, Tenant's pro rata share, of any increase in real estate taxes for the then current real estate tax year over the base real estate taxes (all as defined above). Tenant's share, as aforesaid, shall be as defined in Section 1.11.

         (c) Real estate taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under this Section, provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this Section and Landlord obtains a refund, then Landlord shall pay to Tenant the appropriate portion of such refund. Landlord's obligation to refund shall survive expiration of the term of this Lease. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any real estate taxes and may settle, compromise, consent to, waiver or otherwise determine in its discretion any real estate taxes without consent approval of Tenant. Real estate taxes shall also include all costs, including attorney's fees, incurred in a challenge or application for reassessment.


Standard Office Lease between                                Initials: _________
National Life Insurance Company, Landlord, and               Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 3                                                       53181002.441

         (d) Nothing contained in thsi Section shall be construed at any tinme to reduce the monthly installments of rent payable hereunder below the amounts stipulated in Section 4.1 of this Lease.

         (e) If the termination date of the Lease shall not coincide with the end of a real estate tax year, then in computing the amount payable under this Section for the period between the commencement of the applicable real estate tax year in question and the termination date of this Lease, the base real estate taxes shall be deducted from the real estate taxes for the applicable real estate tax year and, if there shall be a difference, such difference prorated on a monthly basis shall be payable by Tenant. Tenant's obligation to pay increased real estate taxes under this Section for the final period of the Lease shall survive the expiration of the term of this Lease.

         4.3 DEFINITION OF RENT. The capitalized term "Rent", as used in this Lease, shall mean the Base Rent (as the same shall be increased in accordance with this Lease, including the increases contemplated in Paragraph 1.6) plus Tenant's Share of Real Estate Tax Escalation.

         4.4 RENT TAX. If any governmental agency imposes any tax measured by the amount of rent paid, Tenant will pay such tax at the time of each payment of Fixed Minimum Rent or Additional Rent.

5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution hereof, to be held in an interest bearing account with interest to thereafter accrue and become a part of the security deposit, the security deposit set forth in paragraph 1.10 of the Basic Lease Provisions as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, which default continues beyond any applicable notice or right to cure provided herein, Landlord may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount then required of Tenant. Landlord shall not be required to keep said security deposit separate from its general accounts. Tenant will be required to return all keys to Premises and provide Landlord with Tenant's forwarding address. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as had not been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the term expires and Tenant vacates the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

6.       USE.


         6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

         6.2 COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS. Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, existing covenants and restrictions of record, including requirements of the American Disabilities Act and reasonable requirements of any insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Tenant of the Premises. Tenant shall conduct its business in a lawful manner and shall not cause waste or a nuisance or disturb other occupants of the Building. Tenant shall not be required to construct alterations outside of the Premises, and Landlord shall remain responsible to ensure compliance with the Act outside of the Premises and outside of other tenant spaces.

         6.3      CONDITION OF PREMISES.

                  (a) Upon delivery of possession to Tenant the Premises shall be clean and the plumbing, lighting, air conditioning, and heating system in the Premises shall be in a good operating condition. Tenant shall promptly notify Landlord in writing of any claimed violation of the foregoing warranty, setting forth with specificity the nature of the violation. If it is determined that there has been a violation, Landlord shall promptly after receipt of such notice from Tenant, at Landlord's sole cost, rectify such violation.

                  (b) Except as otherwise provided in this Lease, Tenant hereby accepts the Premises and the Office Building Project in their "as is" condition as of the date of delivery of possession of the Premises to Tenant, subject to all applicable municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record (so long as same do not adversely impact the permitted use, which analysis shall be determined by Tenant prior to the date hereof), and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Landlord nor any agent of Landlord has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Tenant's business.

7.       MAINTENANCE, REPAIRS, ALTERATIONS AND ADDITIONS.


         7.1 MAINTENANCE AND REPAIR - LANDLORD'S OBLIGATIONS. Landlord shall maintain the Common Areas of the Office Building Project and the plumbing, heating, ventilating, air conditioning, elevator, electrical and other mechanical systems of the Building in good

Standard Office Lease between                                Initials: _________
National Life Insurance Company, Landlord, and               Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 4                                                       53181002.441
working order. Except as provided in paragraph 9.5 or paragraph 11.5, there shall be no abatement of Rent or liability of Landlord on account of any injury or interference with Tenant's business with respect to any improvements, alterations or repairs made by Landlord to the Office Building Project or any part thereof.

         7.2 MAINTENANCE AND REPAIR - TENANT'S OBLIGATIONS. During the term of this Lease, Tenant shall take good care of the Premises and fixtures therein and maintain them in good order, condition and repair equal to the original work, ordinary and reasonable wear excepted. During the term of this Lease, Tenant shall maintain at its own expense any plumbing facilities located within the Premises serving only the Premises, except the rest rooms located in the core of the Building, in good order, condition and repair to the reasonable satisfaction of Landlord. Upon surrender of the Premises to Landlord, Tenant shall deliver the Premises to Landlord, broom clean, in as good order, condition and repair as they were upon delivery of possession to Tenant, ordinary and reasonable wear excepted. Without limiting the foregoing, Landlord may require after a default by Tenant of its obligations under this Section 7.2 and the expiration of any applicable notice and cure, that any such maintenance and repairs be performed by Landord at Tenant's expense.

         7.3      ALTERATIONS AND ADDITIONS.

                  (a) Tenant shall not, without Landlord's prior written consent (not to be unreasonably withheld, conditioned or delayed), make any alterations, improvements or additions in, on or about the Premises or that portion of the Office Building Project for which a license is granted under Paragraph 38 hereof. Tenant acknowledges and agrees that for purposes of determining whether Landlord unreasonably withheld its consent, Landlord may apply more stringent criteria, such as the requirement that Tenant procure, at Tenant's sole cost and expense, engineering certifications from engineers acceptable to Landlord, if the alteration, improvement or addition affects the structure of the Office Building Project, or any part thereof. At the expiration of the Term, Landlord may require the removal of any or all alterations (other than walls, partitions and doors) which are non-general office space alterations, at Tenant's expense, and Tenant shall in all events leave the Premises in a clean and safe condition at the expiration of the term. Should Landlord permit Tenant to make any alterations, improvements or additions, Tenant shall use only contractors reasonably approved by Landlord. Such contractors shall carry liability insurance of a type and in such reasonable amounts as Landlord shall reasonably require, naming Landlord and Tenant as additional insureds, Before commencing the work, such contractors shall furnish Landlord with certificates of insurance evidencing such coverage. Tenant shall also maintain a policy of Builder's Risk for such work. Should Tenant make any alterations, improvements or additions without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove any part or all of such work.

                  (b) Tenant shall present any alteration, improvement or addition in or about the Premises or the Office Building Project that Tenant desires to make to Landlord in written form, with proposed detailed plans. If landlord consents to such alteration, improvement or addition, the consent shall be deemed conditioned upon Tenant, at its expense, acquiring a permit to do so from the applicable government agencies (at Tenant's sole cost), furnishing a copy thereof to Landlord prior to the commencement of the work and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. Landlord agrees to cooperate with Tenant in obtaining such permits.

                  (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

                  (d) Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in the Premises by Tenant. Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building. If Tenant, in good faith, contests the validity of any lien, claim or demand regarding the work, then Tenant shall, at its sole expense, defend itself and Landlord and Landlord's agents against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or Landlord's agents or the Premises or the Building or the Office Building Project, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord and Landlord's agents against liability for the same and holding the Premises, the Building and Office Building Project free from the effect of such lien or claim. If such lien is not bonded by a creditworthy company to the full amount of such claim, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in such action if Landlord decides it is in Landlord's best interest to participate. Such expenses incurred by Landlord shall be considered Additional Rent.

                  (e) All alterations, improvements and additions made by Tenant shall be done in a good, workmanlike, manner with good quality materials and shall become (upon Lease expiration or termination) the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal pursuant to paragraph 7.3(a). Any trade fixtures installed and paid for by Tenant may be removed by Tenant during the term of this Lease and shall upon demand by Landlord be removed upon expiration of the term. Tenant shall in all events promptly repair any damage caused by removal of trade fixtures.

                  (f) Tenant shall provide Landlord with as-built plans and specifications for any alterations, improvements or additions, for Landlord's prior written approval.

         7.4 UTILITY ADDITIONS. Landlord reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Landlord or Tenant, or any other lessee of the Office Building Project, including, but not by way of limitation,


Standard Office Lease between                                Initials: _________
National Life Insurance Company, Landlord, and               Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 5                                                       53181002.441
such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

         7.5 AMERICANS WITH DISABILITIES ACT. Tenant acknowledges that Landlord will not be making any alterations, improvements or additions to the Premises under this Lease. In establishing the Rent under this Lease the Landlord has relied on the agreement between Tenant and Landlord that Landlord will not be required to make any alterations, improvements or additions to the Premises. Landlord has made no representation to Tenant that the Premises comply with or will comply with the Americans with Disabilities Act (the "Act"). Tenant agrees to and shall be responsible for all cost and expense incurred in connection with any alterations, improvements and changes necessary to ensure compliance with the Act. It is the intent of this paragraph that any alterations, improvements or additions required by the Act with regard to the Premises, whether resulting from amendments to the Act or otherwise shall be the sole responsibility of Tenant. Tenant covenants and agrees to and does hereby indemnify, defend and hold Landlord harmless from and against all liability (including, without limitation, attorney's fees and court costs) that Landlord may actually sustain by reason of Tenant's breach of its obligations under this paragraph. In the event that Tenant fails to comply with its obligations under this paragraph for a period of ten (10) days after written notice from Landlord to Tenant specifying the action required to be taken, Landlord shall have the right, but not the obligation, to enter into the Premises and perform such action on behalf of Tenant. In such event, Landlord shall not be liable for and Tenant hereby waives any and all claims against Landlord arising out of any damage or injury to the Premises or any property situated therein and Landlord shall have no liability to Tenantt for any interruption of Tenant's operations conducted in or about the Premises. Any and all costs and expenses incurred by Landlord in performing such action on behalf of Tenant shall be reimbursed by Tenant to Landlord upon demand and the failure to do so shall, at the option of the Landlord, constitute an event of default under this Lease.

         7.6 TENANT REQUIREMENTS FOR IMPROVEMENTS. Tenant shall furnish to Landlord its completed space plan drawings no later than ten (10) days after the full execution of this Lease. The space plan shall be attached as Exhibit D hereto. At least ten (10) days prior to the start of construction, Tenant shall furnish to Landlord completed construction drawings and/or a scope of work (and a final price for such construction) reflecting the details as shown in the space plan. Prior to the start of construction, Tenant shall obtain and furnish to Landlord copies of all permits required to complete the work. Landlord shall have ten (10) days to approve construction drawings and/or scope of work, which when approved shall be attached as Exhibit E hereto. Such approval shall not be unreasonably withheld. Upon completion of construction, the Tenant shall provide certified As-Built drawings and the original certificate of occupancy to the Landlord.


8.       INSURANCE; INDEMNITY.

         8.1 LIABILITY INSURANCE - TENANT. Tenant shall obtain General Public Liability Insurance covering the Premises and Tenant's use thereof against claims for personal injury of death and property damage occurring upon, in or about the Premises, such insurance to afford protection to the limit of not less than $2,000,000 arising out any one occurrence, and any property damage to afford protection to the limit of not less than $2,000,000; or such insurance may be for a combined single limit of $2,000,000 per occurrence. The insurance coverage required under this Section 8.1 shall, in addition, extend to any liability of Tenant arising out of Tenant's indemnities provided in this Lease, as well as Independent Contractors' Liability, Product/Completed Operations Liability, Personal Injury Liability and Contractual Liability.

         8.2 LIABILITY INSURANCE - LANDLORD. Landlord shall obtain and keep in force during the term of this Lease a policy of Commercial General Liability Insurance, plus coverage against such other risks as Landlord deems dvisable from time to time, in such amounts as Landlord deems advisable from time to time, insuring Landlord, but not Tenant, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project.

         8.3 PROPERTY INSURANCE - TENANT. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease for the benefit of Tenant, fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover the full replacement cost, as the same may exist from time to time, of all of Tenant's personal property, fixture, equipment and tenant improvements. Any policy proceeds from such insurance, so long as this Lease shall remain in effect, shall be held in trust by Tenant's insurance company first for the repair, reconstruction, restoration or replacement of the property damaged or destroyed. This provision shall survive the termination of this Lease.

         8.4 PROPERTY INSURANCE - LANDLORD. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of "all risk" coverage insurance covering loss or damage to the Office Building Project improvements, on a replacement cost basis (excluding foundations and footings), but not Tenant's personal property, fixtures, equipment or tenant improvements, in such amounts as Landlord deems appropriate from time to time providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Landlord deems advisable from time to time or may be required by a lender having a lien on the Office Building. Such insurance may include earthquake, flood and boiler and machinery insurance. In addition, Landlord may obtain and keep in force, during the term of this Lease, rental value insurance, with loss payable to Landlord, which insurance may also cover Operating expenses. Tenant will not be named in any such policies carried by Landlord and shall have no right to any proceeds therefrom. The policies required by paragraphs 8.2 and 8.4 shall contain such deductibles as Landlord or the aforesaid lender may determine. In the event that the Premises shall suffer an Insured Loss as defined in paragraph 9.1(e), the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord. Tenant shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this


Standard Office Lease between                                Initials: _________
National Life Insurance Company, Landlord, and               Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 6                                                       53181002.441

Lease if the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any act or omission of Tenant.

         8.5 INSURANCE POLICIES. Tenant shall deliver to Landlord copies of the insurance policies required under paragraphs 8.1 and 8.3 or, if permitted by Landlord, certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. The policies or certificates must include a copy of the endorsement naming the additional insureds required under Section 8.1. Tenant shall, at least thirty (30) days prior to the expiration of each policy, furnish Landlord with a copy of the policy or a certificate evidencing the renewal thereof. If Tenant provides a certificate Landlord may at any time thereafter require Tenant to provide Landlord with a copy of the policy. The policies shall be issued by insurers having a rating of A-10 or better in Best's Key Rating Guide, who are admitted carriers in the state where the Office Building Project is located. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord.

         8.6 WAIVER OF SUBROGATION. Tenant and Landlord each hereby release and relieve the other and their agents and employees (and Landlord's asset manager and property manager) and waive their entire right of recovery against the other (and Landlord's asset manager and property manager), for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried (without regard to any deductible; i.e., deemed "no deductible") or required to be carried by such party, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors or invitees. All property insurance policies required under this Lease shall be endorsed to so provide.

         8.7 INDEMNITY. Except for personal injury or death caused solely by the gross negligence or willful misconduct of Landlord, Tenant shall indemnify and hold harmless Landlord and its agents, master or ground lessor, partners and lenders, if any, from and against any and all claims for damage to the person or property of anyone or any entity arising from Tenant's use of the Office Building Project, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or omission of Tenant, or any of Tenant's agents, contractors, employees, or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred by Landlord as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceedings be brought against Landlord by reason of any such matter, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to persons, in, upon or about the Office Building Project arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord. The provisions of this paragraph 8.7 shall survive the expiration or termination of this Lease.

         8.8 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other source or place, or from hew construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, occupant or user of the Office Building Project, nor from the failure of Landlord to enforce the provisions of any other lease of any other tenant of the Office Building Project.

         8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Landlord makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Tenant's property or obligations under this Lease.

9.       DAMAGE OR DESTRUCTION.


         9.1      DEFINITIONS.

                  (a) "Premises Damage" shall mean damage or destruction of the Premises to any extent.

                  (b) "Premises Building Partial Damage" shall mean damage or destruction of the Building of which the Premises are a part to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

                  (c) "Premises Building Total Destruction" shall mean damage or destruction of the Building of which the Premises are a part to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                  (d) "Office Building Project Total Destruction" shall mean damage or destruction of the buildings in the Office Building Project to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of all of the buildings in the Office Building Project.



Standard Office Lease between                               Initials: _________
National Life Insurance Company, Landlord, and              Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 7                                                      53181002.441

         (e) "Insured Loss" shall mean damage or destruction caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

         (f) "Replacement Cost" shall mean the amount of money necessary to be spent to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by tenants of the Office Building Project.

9.2      PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

         (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is Insured Loss and that falls into the classification of either Premises Damage or Premises Building
Partial Damage and that does not fall into the classification of Premises Building Total Destruction or Office Building Project Total Destruction then Landlord shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Landlord's expense, repair such damage (but not Tenant's fixtures, equipment or tenant improvements originally paid for by Tenant) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

         (b) Uninsured Loss: Subject to the provisions of paragraph 9.5, if at any time during the term of this Lease there is damage that is not an Insured Loss and that falls into the classification of Premises Damage or Premises Building Partial Damage, and that does not fall into the classification of Premises Building Total Destruction or Office Building Project Total Destruction, which damage prevents Tenant from making substantial use of the Premises, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

9.3 PREMISES BUILDING TOTAL DESTRUCTION: OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraph 9.5, if at any time during the term of Lease there is damage , whether or not it is an Insured Loss, that falls into the classification of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Landlord may at Landlord's option either (a) repair such damage or destruction as soon as reasonably possible at Landlord's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Tenant's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(b) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4      INTENTIONALLY OMITTED.

9.5      ABATEMENT OF RENT; TENANT'S REMEDIES.

         (a) In the event Landlord repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the Rent payable hereunder (including Tenant's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, on a PRO RATA basis upon the extent Tenant is unable to use the Premises, provided, however, if the Broadcast Suite is not fully operable Tenant shall be entitled to an abatement for the entire Broadcast Suite and if at least fifty percent (50%) of any Office Suite floor is not usable. Tenant shall be entitled to an abatement of such entire floor, as applicable, until the repair or restoration is completed or Tenant recommences use of the Premises, whichever occurs first, provided the damage was not the result of the negligence or willful misconduct of Tenant. Except for aid abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Landlord shall not complete the restoration and repair within six (6) months after such occurrence, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         (c) Tenant agrees to cooperate with Landlord in connection with any such restoration and repair, including but not limited to the approval or execution of plans and specifications if required.

         (d) If any time during the term of this Lease there is damage, whether or not it is an Insured Loss, that falls into the classification of either (i) Premises Damage, or (ii) Office Building Project Total Destruction, and Landlord elects to repair such damage, and only in the event that after the expiration of a twelve (12) month period from the date of such loss Landlord has not completed such restoration, then Tenant shall thereafter have the right to terminate this Lease by giving written notice to Landlord at any time prior to completion of such improvements, of Tenant's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of such notice.

9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance Rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

Standard Office Lease between                                Initials: _________
National Life Insurance Company, Landlord, and               Initials: _________
Radio One, Inc. Tenant
Execution Copy
Page 8                                                       53181002.441

9.7 WAIVER. Landlord and Tenant waive the provisions of any statute relating to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.      REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Landlord shall pay the real property tax, as defined in paragraph 4.2, applicable to the Office Building Project subject to reimbursement by Tenant of Tenant's Share of the amount by which such taxes exceed base real estate taxes in accordance with the provisions of paragraph 4.2 except as otherwise provided in paragraph 10.2.

         10.2 ADDITIONAL IMPROVEMENTS. Tenant shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Landlord for the exclusive enjoyment of any other lessee. Tenant shall, however, pay to Landlord at the time that Operating Expenses are payable under paragraph 4.2 the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request.

         10.3 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Tenant under paragraph 10.2 are not separately assessed, Tenant's portion of that tax shall be equitably determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

11.      UTILITIES.

         11.1 SERVICES PROVIDED BY LANDLORD. Landlord shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, elevator service, electricity for reasonable and normal lighting and office machines, water for reasonable and normal drinking and lavatory use, replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures, but the specifications for the HVAC and janitorial services shall at all times be substantially in accordance with the specifications attached hereto as Exhibit F.

         11.2 SERVICES EXCLUSIVE TO TENANT. Tenant shall be obligated to separately meter the Broadcast Suite and the antennas located on the roof by Tenant pursuant to the license granted to Tenant in Paragraph 38 of the Lease. Tenant shall be responsible for all electricity costs related to the Broadcast Suite and the rooftop antennas in excess of $25,000 per year. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied or metered exclusively to the Premises. If any such exclusive services are not separately metered to the Premises. Tenant shall pay a reasonable proportion determined by Landlord of all charges jointly metered with other areas in the Office Building Project.

         11.3 HOURS OF SERVICE. The services and utilities provided to the common areas shall be provided during generally accepted business days and hours 8:00 a.m. - 7:00 p.m. Monday - Friday, 9:00 a.m. - 1:00 p.m. Saturday; provided, electricity and HVAC shall be provided twenty-four (24 hours a day, seven (7) days a week to the Premises. Utilities and services required at other times shall be subject to advance request and reimbursement by Tenant to Landlord of the cost thereof. Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week.

         11.4 EXCESS USAGE BY TENANT. Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses abnormal amounts
(assuming general office use) of water, lighting or power, or suffer or permit any act that causes an abnormal burden upon the utilities or services, including but not limited to security services, standard office usage for the Office Building Project. Tenant shall reimburse Landlord for any such abnormal expenses or costs that may arise out of a breach of this paragraph 11.4 Tenant. Landlord may, in its sole discretion, install at Tenant's expense supplemental equipment and/or separate metering applicable to Tenant's excess usage or loading. If Tenant consistently uses in excess of objective specifications. Landlord may separately meter, at Tenant's sole cost and expense.]

         11.5 INTERRUPTIONS. There shall be no abatement of Rent and Landlord shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Landlord's reasonable control or due to cooperation with governmental request or directions; provided, however, solely in the event of an interruption of service which is within Landlord's reasonable control to fix, and such interruption continues for more than three (3) business days, then Tenant shall thereafter be entitled to a rental abatement, on a PRO RATA basis, for portions of Tenant's Premises wich are not reasonably usable as a result of such interruption, until such interruption ceases. Nothing herein shall in any way limit Tenant's rights and remedies at law or in equity.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 LANDLORD'S CONSENT REQUIRED. Without Landlord's prior written consent, not to be unreasonably withheld, conditioned or delayed, Tenant shall not sell, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or any interest therein (each of which actions is hereafter referred to as a "transfer"), and shall not sublet the Premises or any part thereof.

Standard Office Lease between                               Initials: _________
National Life Insurance Company, Landlord, and              Initials: _________
Radio One, Inc. Tenant
Execution Copy
Page 9                                                      53181002.441

         12.2 TENANT'S APPLICATION. If Tenant desires at any time to transfer this Lease (which transfer shall in no event be for less than its entire interest in this Lease) or to sublet the Premises or any portion thereof. Tenant shall submit to Landlord at least sixty (60) days prior to the proposed effective date of the transfer or sublease ("Proposed Effective Date"), in writing:

         (a) A notice of intent to transfer or sublease, setting forth the Proposed Effective Date, which shall be no less than sixty (60) days nor more than ninety (90) days after the sending of such notice;

         (b) The name of the proposed transferee or subtenant;

         (c) The nature of the proposed transferee's or subtenant's business to be carried on in the Premises;

         (d) The terms and provisions of the proposed transfer or sublease;

         (e) Such  information  as Landlord may request  concerning the proposed
transferee  or  subtenant,   including  recent  financial  statements  and  bank
references; and

         (f) Evidence satisfactory to Landlord that the proposed transferee (if the transfer involves a transfer of possession) or subtenant will immediately occupy and thereafter use the affected portion of the Premises for the entire term of the transfer or sublease agreement.

         12.3 LANDLORD'S OPTION TO TERMINATE. Landlord shall have the right, to be exercised by giving notice to Tenant within thirty (30) days after receipt of Tenant's above-described notice and such further financial information as may be requested by Landlord together with the fees required under paragraph 12.7, to terminate this Lease and recapture the portion of the Premises described in Tenant's notice, but only for such period, including renewals and extensions, as is set forth in Tenant's Application. If such notice of termination is given by Landlord, it shall serve to cancel and terminate this Lease with respect to such portion of the Premises for the period provided above; provided, however, that such termination shall be subject to the written consent of any mortgagee of Landlord. The effective date of such cancellation shall be as specified in Landlord's notice of termination. If this Lease is canceled pursuant to the foregoing with respect to only a portion of the Premises, the Rent required under this Lease, and including Tenant's Share, shall be adjusted proportionately based on the square footage retained by Tenant and the square footage leased by Tenant hereunder immediately prior to such recapture and cancellation, and Landlord and Tenant shall thereupon execute an amendment of this Lease in accordance therewith. If Landlord so recaptures a portion of the Premises, it shall construct and erect as its sole cost such partitions as may be required to sever the space retained by Tenant from the space recaptured by Landlord. Landlord may, without limitation, lease the recaptured portion of the Premises to the proposed subtenant or transferee without liability to Tenant.

         12.4 APPROVAL PROCEDURE. If Landlord approves a transfer or sublease. Tenant shall, prior to the Proposed Effective Date, submit to Landlord an executed original of the transfer or sublease agreement for execution by Landlord on the signature page after the words "the foregoing is hereby consented to." No purported transfer or sublease shall be deemed effective as against Landlord and no proposed transferee or subtenant shall take occupancy unless such document is so executed by Landlord.

         12.5 REQUIRED PROVISIONS. Any and all transfer or sublease agreements shall:

         (a) Contain such terms as are described in Tenant's notice under Paragraph 12.2 or as otherwise agreed by Landlord;

         (b) Prohibit further transfers or subleases without Landlord's consent under this paragraph 12;

         (c) Impose the same obligations and conditions on the transferee or subtenant as are imposed on Tenant by this Lease (except as to Rent and term or as otherwise agreed by Landlord);

         (d) Be expressly subject and subordinate to each and every provision of this Lease;

         (e) Have a term that expires on or before the expiration of the term of this Lease;

         (f) Provide that the Tenant and/or transferee or subtenant shall pay Landlord the amount of any additional costs or expenses incurred by Landlord for repairs, maintenance or otherwise as a result of any change in the nature of occupancy caused by the transfer or sublease; and

         (g) Contain Tenant's acknowledgment that Tenant remains liable under this lease notwithstanding the transfer or sublease.

         12.6 TRANSFER OF SUBLEASE PROFIT. Fifty percent (50%) of any sums or other economic consideration received by Tenant directly or indirectly in connection with any transfer or sublease (except to the extent of commissions paid by Tenant to a licensed real estate broker at prevailing rates and leasehold improvement costs incurred by Tenant) which exceed in the aggregate the sums which Tenant is obligated to pay Landlord hereunder (prorated to reflect obligations allocable to the portion of the Premises transferred or sublet) shall be payable to Landlord as additional Rent under this Lease. Within fifteen (15) days after written request by Landlord. Tenant shall at any time, and from time to time, certify to Landlord the amount of all such sums or other economic consideration received.

Standard Office Lease between                               Initials: _________
National Life Insurance Company, Landlord, and              Initials: _________
Radio One, Inc. Tenant
Execution Copy
Page 10                                                     53181002.441

         12.7 FEES FOR REVIEW. Tenant shall pay to Landlord or Landlord's designee, as Additional Rent, together with the notice described in Paragraph 12.2, a non refundable fee as reimbursement for expenses incurred by Landlord in connection with reviewing each such transaction(including any administrative expenses for Landlord's property manger), in the amount of Three Hundred Dollars ($300.00). In addition to such reimbursement, if Landlord retains the services of an attorney to review the transaction. Tenant shall pay to Landlord all attorneys' fees incurred by Landlord in connection therewith, not to exceed $2,000.00. Tenant shall pay such attorney's fees to Landlord within thirty (30) days after written request.

         12.8 NO RELEASE OF TENANT. No consent by Landlord to any transfer or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, transfer or subletting. Landlord's consent to any transfer or subletting shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent to any other transfer or subletting. The acceptance by Landlord of payment from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subsequent transfer or sublease, or be a release of Tenant from any obligation under this Lease.

         12.9 ASSUMPTION OF OBLIGATIONS. Each transferee of this Lease shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Rent and the performance of all the terms, covenants, conditions, and agreements herein contained on Tenant's part to be performed for the term of this Lease. No transfer shall be binding on Landlord unless the transferee or Tenant delivers to Landlord a counterpart of the instrument of transfer which contains a covenant of assumption by the transferee satisfactory in substance and form to Landlord, consistent with the above requirements . The failure or refusal of the transferee to execute such instrument of assumption shall not release or discharge the transferee from its liability to Landlord hereunder. Landlord shall have no obligation whatsoever to perform any duty to or respond to any request from any subtenant, it being the obligation of Tenant to administer the terms of its sublease.

         12.10 DEEMED TRANSFERS. If the Tenant is a nonpublicly traded corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation, whether effected voluntarily, of by operation of law, of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed to be a transfer of this Lease and shall be subject to the provisions of this paragraph 12.

         12.11 ASSIGNMENT BY OPERATION OF LAW. No interest of Tenant in this Lease shall be assignable by operation of law.

         12.12 ASSIGNMENT OF SUBLEASE RENTS. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or any part of the Premises, and Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease, except that, until the occurrence of an act of default by Tenant (after the expiration of any applicable notice and cure). Tenant shall have the right and license to collect such rents.

13.      DEFAULT; REMEDIES.

         13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Tenant:

         (a) Intentionally Omitted.

         (b) The failure by Tenant to pay Rent or make any other payment required to be made by Tenant hereunder, as and when due, which failure shall continue for five (5) days after written notice of such non-payment is sent to Tenant (provided, however, Landlord shall only be obligated to send one notice of non-payment within any twelve-month period, and only three (3) notices during the Term, with any non-payment thereafter being deemed an automatic Default without further notice or cure rights required by this Lease).

         (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in subparagraphs 13.1 (a) and (b) where such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant, provided, however, that if the nature of Tenant's noncompliance is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said fifteen (15) days and thereafter diligently pursues such cure to completion, but in no event more than sixty (60) days after such original notice. To the extent permitted by law, such fifteen (15) day notice shall constitute the sole notice required to be given to Tenant under any applicable summary eviction statute.

         (d) (i) The making by Tenant of any arrangement or assignment for the benefit of creditors; (ii) Tenant becoming a "debtor" as defined in the Bankruptcy Code or any successor statute, (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days, all of which are hereby deemed to be non-curable defaults without the necessity of any notice by Landlord to Tenant thereof.

Standard Office Lease between                               Initials: _________
National Life Insurance Company, Landlord, and              Initials: _________
Radio One, Inc. Tenant
Execution Copy
Page 11                                                     53181002.441

         (e) The existence of materially false information in any financial statement given to Landlord by Tenant or its successor in interest, all of which are hereby deemed to be non-durable defaults without the necessity of any notice by Landlord to Tenant thereof.

         (f) The default by Tenant under any other lease with Landlord.

         13.2 REMEDIES. In the event of any material default of this Lease by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

         (i) No act by Landlord (including without limitation the acts set forth in the succeeding sentence) shall be deemed to be a release of Tenant or a waiver of Tenant's obligation to pay rent or to be an acceptance of abandonment of the Premises, unless clearly and affirmatively stated in writing. As long as Landlord does not in writing release Tenant, waive Tenant's obligation to pay rent, or accept abandonment of the Premises, Landlord may (1) continued this Lease in effect, (b) continue to collect Rental when due and enforce all the other provisions of this Lease, (c) enter the Premises and relet them, or any part of them, to third parties for Tenant's account, for a period shorter or longer than the remaining term of this Lease, and (d) have a receiver appointed to collect rental and conduct Tenant's business. Tenant shall immediately pay to Landlord all costs Landlord incurs in such reletting, including , without limitation, brokers' commissions, attorneys' fees, advertising costs and expenses of remodeling the Premises for such reletting.

         (ii) If Landlord elects to relet all or any portion of the Premises as permitted above, rent that Landlord receives from such reletting shall be applied to the payment of, in the following order and priority, (a) any indebtedness from Tenant to Landlord other than Rent due from Tenant, (b) all costs incurred by Landlord in such reletting, to the extent outstanding after application of any payment pursuant to 13.2(i) above, and (c) Rent due and unpaid under this Lease. After applying such payments as referred to above, any sum remaining from the rent Landlord receives from such reletting shall be held by Landlord and applied in payment of future Base Rent or other items of additional rent as becomes due under this lease. In no event shall Tenant be entitled to any excess rent received by Landlord.

         (iii) If the rental agreed to be paid under this Lease, including, without limitation, all other sums of money which under the provisions of this Lease may be considered as additional rent, shall be in arrears in whole or in part, Landlord, after five (5) days' notice and an opportunity to cure may destrain therefore, but only by judicial process. If Tenant shall violate any covenant, including without limitation the covenant to pay rental, made by it in this Lease and shall fail to comply with such covenant within any notice period provided for in this Lease, then Landlord may, at its option, but only by judicial process, re-enter the Premises or notify Tenant in writing and thereby declare this Lease and the tenancy hereby created terminated. Notwithstanding any such termination, Landlord shall be entitled to the benefit of all provisions of law respecting the speedy recovery of lands and tenements held over by tenants or proceedings in forcible entry and detainer. Tenant further agrees that, notwithstanding such re-entry, Tenant shall remain liable for any rent or damages which may be due or sustained prior thereto, and Tenant shall further be liable, at the option and sole discretion of Landlord, for sums of money as liquidated damages for the breach of any covenant to be calculated one of the following three methods which may be designated by Landlord, in Landlord's sole, absolute and non-reviewable discretion, in or after such notice of termination: (a) Tenant shall pay to Landlord the amount which, at the time of such termination, is equal to the installments of Rent and the aggregate of all sums payable hereunder as additional rental (for such purpose the annual amount of such additional rental to be equal to the amount thereof paid in the Lease Year or annualized portion thereof immediately preceding such default) reserved hereunder, for the period which would otherwise have constituted the unexpired portion of the then current term of this Lease, discounting all such amounts to present worth at a discount rate equal to the Wall Street Journal Prime Rate; (b) Tenant shall pay to Landlord the difference between (i) the rent and additional rent reserved under this Lease for the balance of the Term and
(ii) the fair rental value of the Premises for the balance of the Term, to be reasonably determined by Landlord as of the date of reentry (the initial rental rate set forth in any new lease executed by Landlord shall be conclusive as to the "fair rental value"); or (c) Tenant shall pay the amount of the rent and additional rent reserved under this Lease at the times herein stipulated for payment of such rent and additional rent for the balance of the Term, less any amount received by Landlord during such period from others to whom the Premises may be rented on such terms and conditions and at such rental as Landlord shall be permitted to recover damages in accordance with Subsection (iii)(c) for the amount of rent due from Tenant to Landlord from the date of default until the date of the filing of any lawsuit by Landlord for the recovery of rent and additional rent, and the Landlord shall also be permitted to recover all other sums due thereafter in the same lawsuit pursuant to the terms of Subsection
(iii)(a) hereof. By way of example, if Tenant shall have abandoned the Premises on January 1, and Landlord files suit for unpaid rent and additional rent on June 1 of the same year, then, although the Lease does not terminate until December 31 of the same year, the Landlord shall be permitted to recover all rent and additional rent due for the period January-June pursuant to Subsection(iii)(c) hereof, and, in the same lawsuit, to recover all rent and additional rent due for the period July-December pursuant to the terms of Subsection (iii)(a) hereof.

         (iv) Tenant further agrees that if it shall default in the performance of any covenant on its part to be performed under this Lease, and if, in connection with Landlord's enforcement of its rights or remedies, Landlord shall incur fees and expenses for services rendered (including without limitation reasonable attorney's fees and brokerage commissions), then such fees and expenses shall be immediately reimbursed by Tenant on demand as additional rent, collectible in any summary ejectment action or in any other proceeding whereby Landlord is entitled to collect additional rent from Tenant. Notwithstanding the foregoing, if Landlord shall file any legal action for the collection of rent or any eviction proceeding for the non-payment of rent, and Tenant shall make payment of such sum due and payable prior to the rendering of any judgment, then Landlord shall be entitled to collect and Tenant shall be

Standard Office Lease between                              Initials: _________
National Life Insurance Company, Landlord, and             Initials: _________
Radio One, Inc. Tenant
Execution Copy
Page 12                                                    53181002.441
obligated to pay all court  filing fees,  service  fees,  related  costs and the
reasonable  fees  of  Landlord's  attorneys.   Such  fees  and  costs  shall  be
collectible by Landlord as additional rent.

         (v) Landlord, at any time after Tenant commits a default or breach under this Lease, may after any applicable notice and cure as provided above, cure such default or breach at Tenant's sole costs. If Landlord at any time, by reason of Tenant's default or breach, pays any sum or does any act that requires the payment of any sum, such sum shall be due immediately from Tenant to Landlord at the time such sum is paid, and shall be deemed additional rent under this Lease.

         13.3 DEFAULT BY LANDLORD. In the event Landlord fails to cure (or promptly commence and diligently pursue the cure of) any breach or failure by Landlord to comply with any of Landlord's obligations under this Lease within a reasonable period (not to exceed thirty (30) days from receipt of written notice from Tenant unless such performance shall require a longer period, in which case Landlord shall not be deemed in default if Landlord commences such cure and diligently pursues such cure to completion (not to exceed sixty (60) days) after Tenant furnishes Landlord and Landlord's mortgagee with written notice of such failure, then Tenant shall have the right to pursue all remedies available to Tenant at law and in equity, together with reasonable attorneys' fees and costs of collection if Tenant is successful in such action.

         13.4 LATE CHARGES. If any installment of Base Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five
(5) days of when due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. Tenant shall pay Landlord the late charge within ten (10) days of notice by Landlord. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reasons of late payments by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         13.5 INTEREST ON PAST-DUE OBLIGATIONS. Any amount not paid by Tenant to Landlord when due shall bear interest from that date due at the rate of the prime rate as charged by NationsBank plus two percent (2%), except that interest shall not be payable on any late charge and interest on any amount upon which a late charge is payable shall not commence to accrue until thirty (30) days after the date due. Payment of interest shall not excuse or cure any default by Tenant.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs, provided that if so much of the Premises or the Office Building Project is taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant's business conducted from the Premises, in
Landlord's reasonable opinion. Tenant shall have the option, to be exercised only in writing within thirty (30) days after the condemning authority shall have taken possession, to terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Rent and Tenant's Share of Real Estate Tax Escalation shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Tenant and no reduction of Rent shall occur with respect thereto or by reason thereof. In the event more than fifty percent (50%) of the Building is condemned, Landlord shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Tenant of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any separate award for loss of or damage to Tenant's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Tenant. For that purpose, the cost of such improvements shall be amortized over the original term of the lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE. Tenant and Landlord each represent and warrant to the other that neither has had any dealing with any person, firm, broker or finder (other than the person(s), if any, whose name is set forth in paragraph 1.13) in connection with the negotiation of this Lease or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.     ESTOPPEL CERTIFICATES.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect, (or, if modified, stating the nature of such modification and certifying that this Lease,

Standard Office Lease between                              Initials: _________
National Life Insurance Company, Landlord, and             Initials: _________
Radio One, Inc. Tenant
Execution Copy
Page 13                                                    53181002.441
as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Tenant.

         (b) At the requesting party's option, the responding party's failure to deliver such statement within such time shall be a material default of this Lease, without any further notice to such party, or after second notice and failure to respond within three (3) business days, it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Landlord is the requesting party, not more than one month's rent has been paid in advance.

         (c) If Landlord desires to finance, refinance or sell the Office Building Project, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean only the owner or owners, at the time in question, of the fee title or the leasehold interest under a ground lease of the Office Building Project. In the event of any transfer of such title or interest. Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee, and so long as such transferee assumes in writing such obligation. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns, only to the extent accruing during their respective periods of ownership. It is understood and agreed that the liability of Landlord hereunder shall be limited solely to the assets and property of the Building or Office Building Project; then no general or limited partner or stockholder of Landlord shall be personally liable with respect to any claim arising out of or related to this Lease; and that a deficit capital account of a partner of Landlord shall not be deemed an asset or property of the Building or Office Building Project.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. FORCE MAJEURE. Any obligation of Landlord which is delayed or not performed due to an act of God, strike, riot, shortage of labor or materials, war (whether declared or undeclared), laws, governmental regulations or restrictions or any other governmental action or inaction, or any other cause of any kind whatsoever which is beyond Landlord's reasonable control, shall not constitute a default hereunder and shall be performed within a reasonable time after the end of the cause for delay or non-performance. Any obligation of Tenant which is delayed or not performed (other than the obligation to pay Rent which shall not be covered by this provision) due to an act of God, strike, riot, shortage of labor or materials, war (whether declared or undeclared), laws, governmental regulations or restrictions or any other governmental action or inaction, or any other cause of any kind whatsoever which is beyond Tenant's reasonable control, shall not constitute a default hereunder and shall be performed within a reasonable time after the end of the cause for delay or non-performance.

20. TIME IS OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21.      NOT APPLICABLE.

22. INCORPORATION OF PRIOR AGREEMENT: AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective . This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Listing Broker nor the Cooperating Broker, if any, designated in paragraphs 1.13 and 1.14 nor the Landlord or any employee or agent of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Office Building Project and Tenant acknowledges that Tenant assumes all responsibility regarding any of the following , as such applies to the Premises (but does not take responsibility to the extent work may be required outside the Premises): the Occupational Safety Health Act, the Americans with Disabilities Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail (provided that notice of exercise of any option must in all events be given by certified or registered mail) addressed to a party at the address herein or such other address for notice purposes as may be later specified by notice to the other party, except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs unless otherwise specifically provided in this Lease. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such other party or parties at such addresses as Landlord may from to time hereafter designate by notice to Tenant.

Standard Office Lease between                               Initials: _________
National Life Insurance Company, Landlord, and              Initials: _________
Radio One, Inc. Tenant
Execution Copy
Page 14                                                     53181002.441

Notice addresses are as follows:

         LANDLORD:    National Life Insurance Company, a Vermont Corporation
                      c/o Koll Investment Management
                      1101 17th Street, N.W. Suite 610
                      Washington, D.C.  20036
                      Attention:  Barbara E. Gloeckner

Prior to Rent Commencement Date:


         TENANT:      Radio One, Inc.
                      4001 Nebraska Avenue, N.W.
                      Washington, D.C. 20016
                      Attention: Alfred Liggins, President

With a copy to :      Jerry Moore, III, Esq.
                      Arter & Hadden
                      1801 K Street, N.W. Suite 400K
                      Washington, D.C. 20006-1301


After Rent Commencement Date:

         TENANT:      Radio One, Inc.
                      5900 Princess Garden Parkway
                      Suite 800
                      Lanham, Maryland
                      Attention:       Alfred Liggins, President

With a copy to :      Jerry Moore, III, Esq.
                      Arter & Hadden
                      1801 K Street, N.W. Suite 400K
                      Washington, D.C. 20006-1301

24. WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent by Landlord shall not be a waiver of any preceding breach of this Lease by Tenant, other than Tenant's failure to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

25. HOLDING OVER. If Tenant, with Landlord's consent, remains in possession of all or any part of the Premises after the expiration of the term of this Lease, such occupancy shall be a tenancy from month-to-month upon all of the provisions of this Lease pertaining to the obligations of Tenant, except that the Base Rent payable shall be one hundred fifty percent (150%) of the Base Rent payable immediately preceding the expiration of the term.

26. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. COVENANTS AND CONDITIONS. Each provision of this Lease to be performed by Tenant shall be deemed both a covenant and a condition.

28. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Maryland, excluding principles of conflicts of law, and nay litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

29.      SUBORDINATION AND ATTORNMENT.

         (a) Landlord represents that there are no existing mortgages on the Property. This Lease shall be subordinate to any mortgages or deeds of trust which may hereafter be placed upon the Building or Project and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof. This Section shall be self-operative and no further instrument or subordination shall be required. Tenant agrees that at any time and from time to time, within five (5) days after written request of Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord any written statement confirming such subordination reasonably required by Landlord or any of its lenders. As a condition of such subordination, Tenant shall obtain a commercially reasonable form of non-disturbance agreement from any such lenders. In the event of any mortgagee



Standard Office Lease between                             Initials: _________
National Life Insurance Company, Landlord, and            Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 15                                                   53181002.441
or trustee electing to have this Lease be a prior lien to its mortgage or deed of trust, then and in such an event, upon such mortgagee or trustee notifying Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage or trust deed, whether or not this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust.

         (b) If Landlord assigns this Lease of the rents hereunder to a creditor as security for a debt. Tenant shall, after notice of such assignment and upon demand by Landlord or the assignee, pay all sums thereafter becoming due Landlord hereunder both jointly to Landlord and such assignee. Tenant shall also, upon receipt of such notice, have all policies of insurance required hereunder endorsed so as to protect the assignee's interest as it may appear and shall deliver such policies, or certificates thereof, to the assignee. In the event the Premises are sold at any foreclosure sale or sales by virtue of any judicial proceedings or otherwise, this Lease shall continue in full force and effect and Tenant agrees, upon request, to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale as the Landlord hereunder. As a condition to Tenant's agreement to attorn as set forth herein, Tenant shall obtain a commercially reasonable form of non-disturbance agreement on behalf of Tenant from Landlord's mortgagee.

30. ATTORNEYS' FEES. If either party brings any lawsuit to enforce or declare rights under this Lease, the prevailing party in the action, including any appeal, shall be entitled to reasonable attorneys' fees paid by the losing party as fixed by the court in the same or a separate proceeding, whether or not such action is pursued to decision or judgement. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith. Any attorney's fees due Landlord by Tenant shall be Additional Rent.

31.      LANDLORD'S ACCESS

         31.1 Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times upon twenty-four (24) hours prior notice by telephone (except in an emergency where a shorter period of time shall be permitted) for the purpose of inspecting the same, performing any services required of Landlord, showing the same to prospective purchasers, lenders, or lessees, taking such measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Landlord may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect on Tenant's use of the Premises. Landlord shall make reasonable efforts to minimize disruption to Tenant's use of the Premises, and Landlord shall restore the Premises to the existing condition prior to such access. Landlord may at any time place on or about the Building or the Office Building Project "For Sale" signs and Landlord may at any time during the last 120 days of the term place on or about the Premises "For Lease" signs.

         31.2 All activities of Landlord pursuant to paragraph 31 shall be without abatement of Rent and Landlord shall not have any liability to Tenant for the same, other than as provided in Section 9.5(a) or paragraph 11.5.

         31.3. Landlord shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Tenant waives any charges for damages or injuries or interference with Tenant's property or business in connection therewith.

32. AUCTIONS, OTHER SALES AND CESSATION OF BUSINESS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without Landlord's prior written consent which shall be given at Landlord's sole discretion and judgment. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. Tenant shall not make a bulk sale of its goods or move, or attempt to or threaten to move its goods and equipment out of the Premises (other than in the ordinary course of business) or cease to conduct business from the Premises.

33. SIGNS. Tenant shall not place any sign upon the Premises or the Office Building Project without Landlord's prior written consent which shall be given in the Landlord's sole discretion and judgment. For this purpose, but subject to the rights of RCI as an existing Tenant, if any, Landlord hereby approves the signage rights (including design, size, location, materials, etc.) described on Exhibit G attached hereto (or to be attached hereto and submitted by Tenant and signed by Landlord). Under no circumstances shall Tenant place a sign on any roof of the Office Building Project, other than with Landlord's prior written approval, and subject to the rights of existing tenants. Tenant shall be responsible for obtaining all necessary approvals for any permitted sign, at Tenant's sole cost and expense. If any sign is displayed without Landlord's prior consent, Landlord shall have the right to remove such sign or item at Tenant's expense, or require Tenant to do same. Landlord hereby agrees not to
(a) grant any signage rights for tenant signs to be located on the exterior of the Building after the date hereof, or (b) name the Building, without the consent of Tenant, which consent shall not be unreasonably withheld, conditioned or delayed.

34. MERGER. The voluntary or other surrender or mutual cancellation or termination by Landlord of this Lease shall not work a merger, but shall, at the option of Landlord, terminate all or any subtenancies or may , at the option of Landlord, operate as an assignment to Landlord of any or all subtenancies.

35. CONSENTS. Except for paragraphs 7.3 (Alterations and Additions), 12 (Assignment and Subletting) as it relates to any mortgage, pledge, hypothecation or encumbrance of this Lease or any interest therein, 32 (Auctions, Other Sales and Cessation of Business) 33 (Signs), and 48 (Hazardous Material) as it relates to causing or permitting any Hazardous Material to be brought upon.

Standard Office Lease between                             Initials: _________
National Life Insurance Company, Landlord, and            Initials: _________
Radio One, Inc., Tenant
Execution Copy
Page 16                                                   53181002.441
kept or used in or about the Premises, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

36. GUARANTOR. In the event that there is a guarantor of this Lease, the guarantor shall have the same obligations as Tenant under this Lease.

37. QUIET POSSESSION. Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder. Tenant shall have quiet possession of the Premises for the entire term subject to all the provisions of this Lease.

38. LICENSE FOR ANTENNA. (a) Subject to the rights of other tenants in the Building as of the date of this Lease and to the satisfaction of all the conditions in this Section 38, provided Tenant is not in default hereunder after applicable notice and cure, Tenant shall have the revocable license to install in any area reasonably designated by Landlord on the roof of the Building a satellite dish antenna, together with the cables extending form such antenna to the Premises, without rental or charge, provided however, all attennas located on the roof by Tenant shall be separately metered at Tenant's expense, and Tenant shall be responsible for such portion of utility costs related thereto, if any as may be required by Paragraph 11.2 hereof. Tenant shall not be entitled to install such an antenna (I) which is greater than one (1) meter in diameter,
(ii) which is more than five (5) feet in height, (iii) if such installation would adversely affect (or in a manner that would adversely affect) any warranty with respect to the roof, (iv)(A) if such installation would adversely affect (or in a manner that would adversely affect) the structure or any of the building systems of the Building in which the Premises is located, or (B) without Landlord's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), if such installation would require (or in a manner that would require) any structural alteration to the Building, (v) if such installation would violate (or in a manner that would violate) any applicable federal, state or local law, rule or regulation, (vi) unless Tenant has obtained at Tenant's expense and has submitted to Landlord copies of all permits and approvals relating to such antenna and such installation,(vii) unless such antenna is white or of a beige or lighter color and is screened in accordance with Landlord's reasonable specifications,
(viii) unless such antenna is installed, at Tenant's sole cost and expense, by a qualified contractor chosen by Tenant and approved in advance by Landlord, which approvals shall not be unreasonably withheld, conditioned or delayed, and (ix) unless Tenant obtains Landlord's prior consent (not to be unreasonably withheld, conditioned or delayed) to the location of the antenna and to the manner in which such installation work is to be done. All plans and specifications concerning such installation (including any structural alterations required for such installation) shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. In addition, Landlord shall engage, at Tenant's sole but reasonable cost and expense, a structural engineer to review Tenant's plans and specifications, and if requested by Landlord, Tenant's construction. Tenant shall provide Landlord a copy of the As-Built drawings for the antenna within five (5) days of the installation of the antenna by Tenant in accordance with this Section. Tenant shall not interfere with or otherwise disturb any existing antenna, satellite dish or other communications device located on the roof of the Building, and Landlord shall include and use commercially reasonable efforts to enforce a similar provision in all future antenna leases.

         (b) Tenant shall not have access to any such antenna without Landlord's prior written consent (except in an emergency), which consent shall be granted to the extent necessary for Tenant to perform its maintenance obligations hereunder and only if Tenant is accompanied by Landlord's representative (if Landlord so requests).

         (c) At all times during the Term. Tenant shall maintain said antenna in good condition and in a manner that avoids interference with or disruption to Landlord and other tenants of the Building. At the expiration or earlier termination of the Term (or if Tenant discontinues use of such antenna), Tenant shall remove such antenna and related equipment from the Building.

         (d) Upon ten (10) days' prior written notice to Tenant, Landlord shall have the right to require Tenant to relocate the antenna to another location on the roof reasonably acceptable to Tenant, if in Landlord's opinion such relocation is necessary or desirable. Any such relocation shall be performed by Tenant at Landlord's expense, and in accordance with all of the requirements of this Paragraph. Nothing in this Paragraph shall be construed as granting Tenant any line of sight easement with respect to such satellite dish antenna; provided, however, that if Landlord requires that such antenna be relocated in accordance with the preceding two (2) sentences, then Landlord shall use reasonable efforts to provide either (a) the same line of sight for such antenna as was available prior to such relocation, or (b) a line of sight for such antenna which is functionally equivalent to that available prior to such relocation.

         (e) In granting Tenant the right hereunder, Landlord makes no representation as to the legality of such antenna or its installation. If any federal, state, county, regulatory or other authority request the removal of or relocation of such antenna, Tenant shall remove or relocate such antenna at Tenant's sole cost and expense, and Landlord shall under no circumstances be liable to Tenant therefor.

         (f) Tenant shall be responsible for and Tenant shall indemnify and hold Landlord harmless from and against, all costs, damages, claims, liabilities and expenses (including reasonable attorneys' fees) suffered by or claimed against Landlord, directly or indirectly, based on, arising out of or resulting from any act or omission with respect to the installation, use, operation, maintenance, repair or disassembly of such antenna and related equipment, including, without limitation, any damage that is caused to the roof, except to the extent caused by the gross negligence or willing misconduct of Landlord, agents, employees or contractors.

Standard Office Lease between                            Initials: _________
National Life Insurance Company, Landlord, and           Initials: _________
Radio One, Inc., Tenant
Execution Copy                                           53181002.441
Page 17

         (g) Tenant shall have no right to transfer, assign, mortgage, encumber or otherwise alienate or rent any such antenna and/or equipment appurtenant thereto, and such rights granted in this Section 38 shall be personal to Tenant.

         (h) Tenant acknowledges that Landlord may, without any liability to Tenant, at any time allow other tenants of the Building or other persons the right to use the roof for any purpose, subject to non-interference covenants set forth herein.

         (i) Landlord hereby agrees that Landlord shall not revoke the license provided herein, except upon termination of this Lease or upon default of Tenant's obligations under this Section 38.

39.      SECURITY MEASURES-LANDLORD'S RESERVATIONS.

         39.1 Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measure for the benefit of the Premises or the Office Building Project, other than the existing electronic security system, maintained in good working order, and replaced as necessary. Tenant assumes all responsibility for the protection of Tenant and its agents and invitees and the property of Tenant and its agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Office Building Project or any part thereof.

         39.2 LANDLORD SHALL HAVE THE FOLLOWING RIGHTS:

                  (a) To change the name, address or title of the Office Building Project or the Building upon not less than 90 days prior written notice;

                  (b) To, at Tenant's expense, provide and install Building standard graphics (i.e., name of Tenant only) on the door of the Premises and such portions of the Common Areas as Landlord shall reasonably deem appropriate;

                  (c) To grant any lessee of the Office Building Project the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein:

                  (d) To place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof and exterior of the Office Building Project or on pole signs in the Common Areas.

         39.3 TENANT SHALL NOT: Suffer or permit anyone, except in emergency, to go upon the roof of the Building, other than pursuant to Section 38(a).

40.      EASEMENTS.

         40.1 Landlord reserves the right, from time to time, to grant easements and rights, make dedications, agree to restrictions and record maps affecting the Office Building Project as Landlord may deem necessary or desirable, so long as such easements, rights, dedications, restrictions and maps do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material default of this Lease by Tenant without the need for further notice to Tenant.

         40.2 Landlord shall not erect another building which will obstruct the view from the seventh and eighth Floors of the Premises. The obstruction of Tenant's view, air, or light by any structure erected in the vicinity of the Building by third parties not affiliated with Landlord, shall in no way affect this Lease or impose any liability upon Landlord.

41. PERFORMANCE. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

42. AUTHORITY. If Tenant is a corporation, trust, or general or limited partnership, Tenant, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. Landlord, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity.

43. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

44. NO OFFER. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to Tenant to lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by both parties.

45. MISCELLANEOUS. (a) Landlord shall provide Tenant and its agents reasonable access to the office Building Project for the purpose of preparing an ALTA survey, at Tenant's sole cost and expense.

Standard Office Lease between                            Initials: _________
National Life Insurance Company, Landlord, and           Initials: _________
Radio One, Inc., Tenant
Execution Copy                                           53181002.441
Page 18

         (b) If Landlord enters into any lease for space on the second floor of the Building, such lease shall (I) provide that the tenant therein may only use such space for general office purposes and (ii) shall provide such space is to be carpeted with building grade carpeting, except for such areas as kitchens, bathrooms and pantries, which are not ordinarily carpeted. Landlord shall use reasonably commercial efforts to enforce such restrictions and requirements.

46. MULTIPLE PARTIES. If more than one person or entity is named as either Landlord or Tenant herein, except as otherwise expressly provided herein, the obligations of the Landlord or Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant, respectively.

47.      APPLICABLE LAW; WAIVER OF JURY TRIAL.

         (a) The covenants, conditions and provisions of this Lease shall be construed under the laws of the State of Maryland. If any provisions of this Lease should be held invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

         (b) THE LANDLORD AND THE TENANT WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM, OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER APPLIES TO ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS AND PROCEEDINGS, INCLUDING PARTIES WHO ARE NOT PARTIES TO THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE TENANT AND THE TENANT ACKNOWLEDGES THAT NEITHER THE LANDLORD, NOR ANY PERSON ACTING ON BEHALF OF THE LANDLORD, HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, IN THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF THIS FACT SIGNS ITS INITIALS.

         ------------------
         Initials of Tenant

48. HAZARDOUS MATERIAL. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees (other than customary office products in customary amounts for office use in compliance with all laws) without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion. For the purpose of this Lease, "Hazardous Material" shall include oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes,""hazardous materials" or "toxic substances" as such terms are defined in the Resource Conservation and Recovery Act and the Comprehensive Environmental Response, Compensation and Liability Act, and in any other law, ordinance, rule, regulation or order promulgated by the federal or state government, or any other governmental entity having jurisdiction over the Office Building Project or the parties to this Lease. If Tenant breaches the obligations set forth in this paragraph, or if the presence of Hazardous Material in the Premises or at the Office Building Project caused or permitted by Tenant (whether or not Landlord has given its consent to the presence of such Hazardous Material in the Premises) results in contamination of the Premises or any other part of the Office Building Project, or if contamination of the Office Building Project by Hazardous Material otherwise occurs for which Tenant is legally liable, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines costs, liabilities or losses, including, without limitation, diminution in value of the Office Building Project, damages for the loss, or restriction on use of rentable or usable space or floor area in or of any amenity of the Office Building Project, damages arising from any adverse impact on leasing space in the Office Building Project, sums paid in settlement of claims, and any attorneys' fees, consultant fees and expert fees which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant shall survive expiration or termination of this Lease includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or polictical subdivision because of Hazardous Material present in, on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material caused or permitted by Tenant or its agents, employees, contractors or invitees, results in any contamination of the Office Building Project, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Office Building Project to the condition existing prior to the introduction of any such Hazardous Material; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effects on the Office Building Project. Tenant shall promptly notify Landlord of any such contamination.

Standard Office Lease between                            Initials: _________
National Life Insurance Company, Landlord, and           Initials: _________
Radio One, Inc., Tenant
Execution Copy                                           53181002.441

49.      ATTACHMENTS.   Attached  hereto  are  the  following   documents  which
constitute a part of this Lease.

         Exhibit A. Floor Plan

         Exhibit B. Reserved Parking Spaces

         Exhibit C. Rules and Regulations

         Exhibit D. Tenant's Space Plan

         Exhibit E. Tenant Improvement Construction Drawings

         Exhibit F. Cleaning and HVAC Specifications

         Exhibit G. Signage Exhibit

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH PROVISION IN IT AND BY EXECUTING IT, SHOW THEIR INFORMED AND VOLUNTARY CONSENT. THE PARTIES AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, ITS TERMS ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

This Lease has been prepared for submission to your attorney for approval; no representations or recommendation is made as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto, the parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this issue.


LANDLORD                                      TENANT

NATIONAL LIFE INSURANCE COMPANY               RADIO ONE, INC.
By:  Koll Investment Management
       its Authorized Agent

By:                                           By: /s/ Alfred Liggins
    ---------------------------------             -----------------------------
    Barbara E. Gloeckner                            Alfred Liggins
    Its: Vice President                             Its: President
    On                                              On
      -------------------------------                  -------------------------



Standard Office Lease between                            Initials: _________
National Life Insurance Company, Landlord, and           Initials: _________
Radio One, Inc., Tenant
Execution Copy                                           53181002.441
Page 20

                                 EXHIBIT A - P.1


                                   FLOOR PLAN



                                 [IMAGE OMITTED]

                                 EXHIBIT A - P.2

                                   FLOOR PLAN


                                 [IMAGE OMITTED]

                                 EXHIBIT A - P.3

                                   FLOOR PLAN


                                 [IMAGE OMITTED]

                                    EXHIBIT B

                             RESERVED PARKING SPACES



                                 [IMAGE OMITTED]

                                    EXHIBIT C
                            RULES AND REGULATIONS FOR
                              STANDARD OFFICE LEASE

Dated :                    __________________, 1997

By and Between: National Life Insurance Company, Landlord, and Radio One, Inc., Tenant

GENERAL RULES

1. Tenant shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Landlord reserves the right to refuse access to any persons Landlord in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Tenant shall not make or permit any noise or odors to emanate from the Premises that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Tenant shall not keep animals or birds, with the exception of seeing eye dogs, within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Tenant shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Tenant shall not alter any lock or install new or additional locks or bolts.

7. Tenant shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities by Tenant, its agents or employees. No foreign substances of any kind are to be inserted therein.

8. Tenant shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

9. Tenant shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Landlord's knowledge and consent, and subject to such reasonable limitations, techniques and timing as may be designated by Landlord. Tenant shall be responsible for any damage to the Office Building Project arising from any such activity, subject to waiver of subrogation.

11. Tenant shall not employ any service or contractor for services or work to be performed in the Building, except as reasonably approved by Landlord.

12. Landlord reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays so long as Tenant has access at all times, and on other days between the hours of 6:00 P.M. and 6:00 A.M. of the following day. If Tenant uses the Premises during such periods, Tenant shall be responsible for securely locking any doors it may have opened for entry.

13. Tenant shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. Neither Tenant or any employee or invitee of Tenant shall go upon the roof of the Building, except in an emergency as provided in Section 38.

15. Tenant shall not suffer or permit smoking or carrying of lighted cigar or cigarettes in areas reasonably designated by Landlord or by applicable governmental agencies as non-smoking areas.

16. Tenant shall not use any method of heating or air conditioning other than for a supplemental HVAC as shown on Tenant's Plans and Specifications, or as otherwise approved by Landlord.

17. The Premises shall not be used for lodging or manufacturing, cooking or food preparation other than normal office kitchen pantry.

18. Tenant shall comply with all safety, fire protection and evacuation regulations established by Landlord or any applicable governmental agency.

Standard Office Lease between                            Initials: _________
National Life Insurance Company, Landlord, and           Initials: _________
Radio One, Inc., Tenant
Execution Copy                                           53181002.441

19. Landlord reserves the right to waive any one of these rules or regulations, and or as to any particular lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Tenant provided Landlord shall not unfairly discriminate against Tenant.

20. Tenant assumes all risks from theft or vandalism to Tenant's property and agrees to keep its Premises locked as may be required.

21. Landlord reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Tenant agrees to abide by such rules and regulations as well as these rules and regulations.

Standard Office Lease between                            Initials: _________
National Life Insurance Company, Landlord, and           Initials: _________
Radio One, Inc., Tenant
Execution Copy                                           53181002.441
Page 24

                                  PARKING RULES


1. Other than Tenant's right to park up to ten (10) vans in the rear of the Building as provided in Section 2.2 of the Lease all parking areas shall be used only for parking vehicles no longer than full size passenger automobiles herein called "Permitted Size Vehicles" Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles"

2. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.

3. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

4. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Landlord will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area, except to the extent caused by gross negligence or willful misconduct of Landlord

5. The maintenance, washing, waxing or cleaning of vehicles on the parking surface or Common Areas is prohibited

6. Tenant shall be responsible for seeing that all its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements

7. Landlord reserves the right to reasonably modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

8. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

Standard Office Lease between                            Initials: _________
National Life Insurance Company, Landlord, and           Initials: _________
Radio One, Inc., Tenant
Execution Copy                                           53181002.441
Page 25

                                   FLOOR PLAN


                                 [IMAGE OMITTED]

                                   FLOOR PLAN


                                 [IMAGE OMITTED]

                                    EXHIBIT E
                        ENUMERATION OF CONTRACT DOCUMENTS


                                    RADIO ONE
                               7TH AND 8TH FLOORS
                          5900 PRINCESS GARDEN PARKWAY
                                LANHAM, MARYLAND

DRAWING                             DATE                        DRAWN BY
-------                             ----                        --------
A-0                               12/12/96                   INTERPLAN, INC
A-1                               12/12/96                   INTERPLAN, INC
A-2                               12/12/96                   INTERPLAN, INC
A-3                               12/12/96                   INTERPLAN, INC
A-4                               12/12/96                   INTERPLAN, INC
A-5                               12/12/96                   INTERPLAN, INC
A-6                               12/12/96                   INTERPLAN, INC
A-7                               12/12/96                   INTERPLAN, INC
A-8                               12/12/96                   INTERPLAN, INC
A-9                               12/12/96                   INTERPLAN, INC
A-10                              12/12/96                   INTERPLAN, INC
A-11                              12/12/96                   INTERPLAN, INC
A-12                              12/12/96                   INTERPLAN, INC
A-13                              12/12/96                   INTERPLAN, INC
A-14                              12/12/96                   INTERPLAN, INC
A-15                              12/12/96                   INTERPLAN, INC
TMC-1                             12/12/96                   INTERPLAN, INC
TM7-1                             12/12/96                   INTERPLAN, INC
TM8-1                             12/12/96                   INTERPLAN, INC
TP7-1                             12/12/96                   INTERPLAN, INC
TP8-1                             12/12/96                   INTERPLAN, INC
TEC-1                             12/12/96                   INTERPLAN, INC
TE7-1                             12/12/96                   INTERPLAN, INC
TE7-2                             12/12/96                   INTERPLAN, INC
TE8-1                             12/12/96                   INTERPLAN, INC
TE8-2                             12/12/96                   INTERPLAN, INC

ADDENDEM                            DATE                           BY
--------                            ----                           --

ADD#1                             12/17/96                   INTERPLAN, INC.
ADD#2                             12/19/96                   INTERPLAN, INC.

                             CLEANING SPECIFICATIONS

Base Cleaning by Landlord

Cleaning is to be performed between 6:00 p.m. and 10:00 p.m.

Nightly:

         Empty wastebaskets Ashtrays emptied and wiped clean Surfaces up to 60" dusted All public and traffic areas vacuumed Tile floors dry mopped
         All bathrooms cleaned, disinfected, and stocked
         Any accidental carpet spots, spillage, or unsightly conditions remedied

Weekly:

         All carpeted areas vacuumed, including beneath desks and conference tables Office dusted with cloth, including tops of files, ledges and window sills All telephones damp-wiped

Monthly:

         All resilient floor tile surfaces spray-buffed
         All restroom floors machine scrubbed

As Needed:

         Carpet spot cleaned
         Walls spot cleaned, if possible without damaging finish Interior glass (sidelights, etc.) cleaned All resilient floor surfaces stripped and refinished

Kitchens and Lunchrooms:

         Floor swept and damp-mopped nightly
         All cleared horizontal surfaces to be dusted or damp-wiped nightly Chairs dusted; chairs and tables arranged neatly

Exclusions:

         Base specifications do not include specialty cleaning of wood floor or paneling or other floor or furniture finishes.

                                    EXHIBIT F

                               HVAC SPECIFICATIONS

Summer                     outdoor = 95' dry bulb/78' wet bulb
                           Indoor  = 76' dry bulb max tolerence

Winter                     outdoor = 14' dry bulb
                           Indoor  = 74' bulb min tolerence

Relative humidity shall not exceed 50%-55% and shall be in a range to provide reasonable comfort throughout the premises.

The HVAC performance specifications are only applicable to standard office space; and in any event (1) the performance of Landlord's HVAC system may be adversely impacted by Tenant's construction and (2) no performance specifications are provided with respect to the portion of the Broadcast Suite that is not devoted exclusively to office uses.

                                    EXHIBIT G

                                 SIGNAGE EXHIBIT


                                 [IMAGE OMITTED]

Fcbruary 24, 1997

Mr. Alfred Liggins
President
Radio One
4001 Nebraska Avenue N.W.
Washington, D.C. 20016

RE: MODIFICATIONS TO STANDARD OFFICE LEASE ("LEASE") DATED FEBRUARY 3, 1997 BETWEEN NATIONAL LIFE INSURANCE COMPANY ("LANDLORD") AND RADIO ONE, INC. ("TENANT"); AND PURCHASE OPTION AGREEMENT ("OPTION AGREEMENT") DATED FEBRUARY 3, 1997 BETWEEN LANDLORD AND TENANT

Dear Alfred:



  This letter will confirm the Landlord's and Tenant's agreement with respect to certain modifications of the Lease and Purchase Option described above:

1. Section 3.2 of the Lease is hereby modified to reflect that possession of the Office Suite will be tendered on the day after the date of your consent below, and that possession of the Broadcast Suite will be tendered on April 25, 1997.



2. Pursuant to the second sentence of Section 38 of the Lease. Landlord hereby consents to the installation of the rooftop antennas in accordance with the plans previously submitted to Landlord by Tenant, and further consents to the installation of any replacements thereof if such replacements are substantially the same size.

3. Landlord hereby agrees that Tenant's pro rata share of the operating expenses of the Property for purpose of Section 4(a)(ii) of the Purchase Option, shall be calculated separately for the Office Suite and the Broadcast Suite, commencing in each case on the applicable Rent Commencement Date.

If you agree to these modifications to the Lease and Purchase Option, please sign and date the Consent below.

                                        NATIONAL LIFE INSURANCE COMPANY
                                        By:  Koll Investment Management
                                        Its: Authorized Agent

                                        /s/ Barbara E. Gloeckner
                                        --------------------------------
                                        By:   Barbara E. Gloeckner
                                        Its:  Vice President

CONSENT:
RADIO ONE, INC.


/s/ Alfred Liggins                      Dated 2/25/97
-----------------------------------           -------
By:   Alfred Liggins
Its:  President